                                                                  EXHIBIT 10.10


                               RESEARCH AGREEMENT

                            (WITH OPTION TO LICENSE)

                                     BETWEEN

                           SOUTHERN RESEARCH INSTITUTE

                                       AND

                            DRUG ABUSE SCIENCES, INC.

                             DATE: FEBRUARY 13, 1997

                                TABLE OF CONTENTS

BACKGROUND..............................................................................................1

DEFINITIONS.............................................................................................1

THE PROJECT.............................................................................................2

TERM....................................................................................................2

CHARGES AND INVOICING...................................................................................3

MATERIALS...............................................................................................4

DELIVERABLES............................................................................................4

OWNERSHIP OF INVENTIONS AND DISCOVERIES.................................................................5

PATENT MATTERS..........................................................................................6

PRODUCT COMMERCIALIZATION...............................................................................6

PUBLICITY...............................................................................................7

CONFIDENTIALITY.........................................................................................7

LIMITATION OF LIABILITY.................................................................................8

INDEMNIFICATION.........................................................................................8

MISCELLANEOUS...........................................................................................9

   Assignment...........................................................................................9
   Entire Agreement.....................................................................................9
   Parties Independent..................................................................................9
   Waivers; Amendments.................................................................................10
   Further Assurances..................................................................................10
   Notice..............................................................................................10
   Applicable Law; Divisibility........................................................................11
   Headings............................................................................................11
   Translations........................................................................................11
   Force Majeure.......................................................................................11
   Agreement Under Seal................................................................................11
   Counterparts........................................................................................11

EXHIBIT A - PRODUCT DESCRIPTION

EXHIBIT B - PATENTS AND PATENT APPLICATIONS

EXHIBIT C - PROPOSAL

EXHIBIT D - PROJECT SCHEDULE

EXHIBIT E - OPTION AGREEMENT OR LETTER OF AUTHORIZATION


          CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
          AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                               RESEARCH AGREEMENT
                            (WITH OPTION TO LICENSE)

THIS AGREEMENT ("RESEARCH AGREEMENT") is made and entered into on February 28, 1997, by and between SOUTHERN RESEARCH INSTITUTE, having an address at 2000 Ninth Avenue South, Birmingham, Alabama, 35205, United States of America (hereinafter "SOUTHERN"), and DRUG ABUSE SCIENCES, INC., having an address at 1420 Southdown Road, Hillsborough, California, 94010, and Affiliates (hereinafter referred to collectively as "DAS", where Affiliates are defined below).

                                   BACKGROUND

SOUTHERN is a not-for-profit corporation organized and operated for scientific purposes and is engaged in conducting scientific research in the public interest; and

DAS desires that SOUTHERN conduct the research described in this RESEARCH AGREEMENT and SOUTHERN's Proposal P96.417 (hereinafter the "Proposal"). A copy of the Proposal can be found in Exhibit C.

THEREFORE, in consideration of the premises and mutual promises and covenants herein contained, SOUTHERN and DAS agree as follows:

DEFINITIONS:

                  TECHNOLOGY - Means any and all technical information, formulations, processes, know-how, data, specifications, characterization methods, characterization results, and other proprietary information, whether or not patented or patentable, owned or used by SOUTHERN and relating to the process for imparting controlled release or other performance-enhancing qualities to products, including but not limited to the patents (issued, pending, or subsequently filed and including all divisionals, continuations, continuations-in-part or other related United States and foreign applications) listed in Exhibit B to which may be added additional patents or patent applications resulting from developments under this RESEARCH AGREEMENT.

                  PRODUCT TECHNOLOGY - Means any part of the Technology, as defined above, specifically utilized in work on this project and to produce DAS' ultimate product(s), compound(s), or formulation(s), listed in Exhibit A, which Exhibit A may be amended from time to time based on developments under this RESEARCH AGREEMENT.

                  AFFILIATE - Any entity or organization that controls, is controlled by or is under common control with a party. For this purpose,

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  "control" shall mean the ownership (whether directly or indirectly) of forty-nine percent (49%) or more of the voting stock or other equity interest or the ability (whether directly or indirectly) to determine the policy or actions of any entity on account of contract or other relationships.

                  NALTREXONE-Naltrexone, its physiologically active salts, derivatives, precursors or other chemical form of naltrexone which provides the physiological activity of naltrexone.

                                   THE PROJECT

         1. (a) DAS hereby establishes a research project with SOUTHERN (hereinafter the "Project"), the purpose of which is to develop the product(s) listed in Exhibit A (hereinafter the "PRODUCT").

            (b) During the term of this RESEARCH AGREEMENT, SOUTHERN will undertake the Project described in Paragraph l(a) exclusively for DAS [* * *].

            (c) SOUTHERN grants to DAS an exclusive option to license the PRODUCT developed during the term of this RESEARCH AGREEMENT (hereinafter said term shall be referred to as the "Option Period"). The purpose of such option to license is for DAS to evaluate its interest in commercializing the PRODUCT. The payment for such option to license shall be in the amount and shall occur pursuant to Paragraph 3(a) herein. DAS' rights under this option to license are described in Paragraph 8 herein.

            (d) Nothing contained herein shall be interpreted to preclude SOUTHERN at any time from undertaking efforts similar to those performed under this RESEARCH AGREEMENT for third parties or for internal utilization, provided that such efforts do not involve the PRODUCT or a product which is directly competitive with PRODUCT for a period of three (3) years from the completion of the Project and thereafter, so long as DAS is in clinical studies with the PRODUCT or is paying royalties to SOUTHERN under a license agreement for PRODUCT. By "directly competitive with PRODUCT" is intended a slow release depot product dispensing a compound which can serve at least in part as an opioid antagonist and can serve as a competitive substitute in the marketplace for PRODUCT.

                                      TERM

         2. (a) This RESEARCH AGREEMENT and the Option Period shall become effective on the date written above and shall terminate the earlier of three years (3 years) thereafter or upon completion of the services which DAS may require for entering and performing clinical studies toward the commercialization of PRODUCT, except as otherwise provided herein. It is the intent of the parties that a PRODUCT acceptable to DAS shall be delivered to DAS not later than [* * *] from the initiation of the development set forth in the Proposal.

            (b) Paragraphs 5, 6, 7, 8, 9, 10, 11, and 12 shall survive the termination of this RESEARCH AGREEMENT.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

            (c) DAS can terminate this RESEARCH AGREEMENT, which will also terminate the option to license, by giving SOUTHERN a written notice stating the desired termination date. This notice shall be given at least [* * *] in advance of the desired termination date. DAS shall pay to SOUTHERN in full for all of SOUTHERN's activities occurring under this RESEARCH AGREEMENT through the date of termination. In the event that DAS terminates this RESEARCH AGREEMENT prior to delivery of PRODUCT, SOUTHERN agrees to negotiate with DAS reasonable compensation for DAS' payments prior to such termination in the event that SOUTHERN enters into a subsequent research agreement for naltrexone microspheres and employs Product Technology developed under this RESEARCH AGREEMENT. Such compensation shall take into consideration the fact of DAS' termination, the total amount paid by DAS, the extent to which the Product Technology will be used, the savings in performing such future research which SOUTHERN will enjoy, the period of time elapsing between the termination by DAS and the entering into such subsequent research agreement, and such other considerations which are relevant to the determination of compensation.

            (d) The term of this RESEARCH AGREEMENT and the Option Period can be extended subject to mutual agreement in writing between DAS and SOUTHERN.

                              CHARGES AND INVOICING

         3. (a) Upon signing of this RESEARCH AGREEMENT, DAS shall immediately pay SOUTHERN [* * *] for the option to license described in Paragraph l(c) herein, which option shall remain in effect for a period of one (1) year. Thereafter, the option may be extended for a second year by a payment of [* * *] and for a third year by a payment of [* * *].

            (b) DAS' liability for the payment of charges in carrying out the Project shall not exceed [* * *] without the written consent of DAS. Promptly after execution of this Agreement and in not more than fifteen (15) days, DAS shall give to SOUTHERN [* * *] as a prepayment to be maintained as a credit against future payments until the remaining amount of payment is [* * *] or less. Notwithstanding the above, if SOUTHERN fails to provide a product fulfilling the specifications set forth in the Proposal, then DAS shall have a free option for three (3) years from the date of initiation of the Project.

            (c) DAS shall pay to SOUTHERN the sum of the charges incurred during each month within 30 days of the invoice date.

            (d) SOUTHERN reserves the right to terminate this RESEARCH AGREEMENT and the option to license, if DAS fails to pay any invoice [* * *] from the invoice date.

            (e) Upon receipt of DAS' written notice to terminate this RESEARCH AGREEMENT, SOUTHERN will promptly discontinue work on the Project and will invoice DAS for the sum of any uninvoiced charges incurred prior to DAS' requested termination date. DAS shall pay to SOUTHERN the sum of the charges listed on this invoice before termination of this RESEARCH AGREEMENT.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    MATERIALS

         4. (a) With respect to the Project, SOUTHERN shall provide the services of such personnel, laboratory facilities, equipment, chemicals, and other supplies to conduct its activities under this RESEARCH AGREEMENT. SOUTHERN shall provide as Exhibit D the names of the senior personnel who will be working on the Project, the anticipated period of time such personnel will be working on the Project, the anticipated proportion of their time during that period to be spent on the Project, and a brief resume of each of the senior personnel. In addition to the milestones set forth in the Proposal, the status of the Project at six (6) months from the initiation of the Project shall be treated as a milestone. At the time of each of the milestones, the parties shall meet and assess the progress of the Project. The information set forth in Exhibit D shall not be binding on SOUTHERN, but SOUTHERN will notify DAS of any significant change in personnel or charges.

            (b) DAS agrees to supply to SOUTHERN, at no charge to SOUTHERN, such necessary quantities of naltrexone ("Material") for the Project at such times as SOUTHERN may reasonably request in order to complete the Project. SOUTHERN shall give DAS reasonable notice of any need for the Material, so as to allow DAS to obtain reasonable delivery of the Material without delaying the Project.

                                  DELIVERABLES

         5. (a) SOUTHERN will furnish DAS timely progress reports on a monthly basis summarizing the results of the Project and technical reports on completion of a specific task or activity. These progress reports shall contain technical information generated on the Project, except the details of the process to make the PRODUCT.

            (b) SOUTHERN will provide research samples of the PRODUCT ("Research Samples") to DAS for evaluation as they become available. With the Research Samples, SOUTHERN will provide DAS with sufficient information to evaluate the Research Samples, but SOUTHERN will not disclose to DAS technical details of the process to make the Research Samples. The Research Samples shall be used by DAS for research purposes only and DAS shall not distribute the Research Samples to a third party without permission of SOUTHERN, except that DAS may without permission give the Research Samples to laboratories for testing and evaluation, which laboratories shall agree not to analyze the samples for their composition. Information generated by DAS from use of Research Samples will be shared in confidence with SOUTHERN and will not be published, presented publicly, such as at scientific meetings, or patented by either DAS or SOUTHERN without prior written agreement of the parties, except that DAS may file a patent application and foreign analogs thereof solely to cover the Product provided DAS and SOUTHERN shall cooperate with DAS in the filing of such patent application and foreign analogs. No product based upon said Research Samples or SOUTHERN's proprietary or confidential technical information shall be commercialized without license from SOUTHERN unless provided DAS by a third party who has developed such product independently of SOUTHERN prior to the conclusion of the Project. DAS will promptly notify SOUTHERN in the event that DAS receives an offer from a third party to supply such product and provide reasonable evidence of its independent development.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

            (c) It is understood and agreed that said Research Samples cannot be used in humans.

            (d) Should any phase of this Project involve the supply of clinical samples of the PRODUCT ("Clinical Samples") by SOUTHERN for use in humans, DAS hereby represents and warrants to SOUTHERN that all human clinical protocols involving the use of any Clinical Samples to be provided under this and/or subsequent agreements were reviewed by the appropriate Regulatory Agency(ies) and Institutional Human-Use Review Board(s) for analysis of risk, benefit, and safety to human subjects and compliance with all applicable procedures, laws, and regulations. It is agreed that said Clinical Samples shall be prepared under current Good Manufacturing Practices (cGMP) and supply of such Clinical Samples to DAS shall occur after SOUTHERN receives from DAS written verification that appropriate Regulatory Agency(ies) and Institutional Human-Use Review Board(s) approvals are in place.

            (e) Prior to preparing any Clinical Samples, SOUTHERN reserves the right to reassess its potential liability arising from such use and to renegotiate the indemnity provisions of this RESEARCH AGREEMENT. SOUTHERN shall provide DAS with the basis for its request for renegotiation and substantiate the reasons for the change in indemnity provisions.

                     OWNERSHIP OF INVENTIONS AND DISCOVERIES

         6. (a) SOUTHERN represents that each of its employees has entered into an employment agreement that provides for assignment to SOUTHERN of all inventions made by such employee during the course of his employment with SOUTHERN.

            (b) DAS shall have title to any and all discoveries relating to preparations and/or formulations and/or methods of use of the formulations (collectively, the "Composition/Method Invention") in connection with this Project, solely made or obtained during the term of this RESEARCH AGREEMENT by personnel of DAS engaged in work on the Project. SOUTHERN shall have title to any Composition/Method Invention in connection with this Project solely made or obtained during the term of this RESEARCH AGREEMENT by personnel of SOUTHERN engaged in the work on the Project. DAS and SOUTHERN shall have title to any Composition/Method Invention in connection with this Project jointly made or obtained during the term of this RESEARCH AGREEMENT by personnel of SOUTHERN and employees of DAS engaged in work on the Project. Such Composition/Method Invention, whether patentable or not, shall promptly be made known to DAS in writing. Whether or not a Composition/Method Invention patent issues as a result of the research herein, SOUTHERN shall grant to DAS the right to use the Composition/Method Invention only for the PRODUCT contingent upon the signing of a license agreement ("LICENSE AGREEMENT") by the parties. If a jointly owned patent issues, DAS shall assign its rights to non-PRODUCTS to SOUTHERN, while retaining a non-exclusive non-transferable royalty-free license.

            (c) SOUTHERN shall have title to any and all discoveries relating to chemical and/or fabrication processes (collectively, the "Process Invention") arising from research investigations under this Project, made or obtained during the term of this RESEARCH AGREEMENT by personnel of SOUTHERN engaged in the work on the Project. SOUTHERN shall grant to DAS the right to use such Process Invention on which letters patent issue to

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

manufacture only the PRODUCT contingent upon the signing of the LICENSE AGREEMENT by the parties.

            (d) SOUTHERN shall grant to DAS the right to use SOUTHERN's existing inventions listed in Exhibit B. DAS can use such existing inventions to manufacture only the PRODUCT in accordance with the LICENSE AGREEMENT.

                                 PATENT MATTERS

         7. (a) Any expense for the drafting, filing, assignment, recording of assignment, prosecution, annuities, and maintenance of United States or foreign patent applications and patents for Composition/Method Inventions arising from research investigations of this Project shall be borne by DAS during the Option Period and during the period that such patent applications and patents are exclusively licensed to DAS for Product. SOUTHERN shall be responsible for all patent prosecution for Composition/Method Inventions and all decisions thereto, except that under any LICENSE AGREEMENT, DAS shall assume all costs and have control of all Composition/Method of Use patents covering Product.

            (b) Any expense for the drafting, filing, assignment, recording of assignment, prosecution, annuities, and maintenance of United States or foreign patent applications and patents for Process Inventions arising from research investigation of this Project shall be borne by SOUTHERN. SOUTHERN shall be responsible for all patent prosecution for Process Inventions and all decisions thereto.

            (c) Both SOUTHERN and DAS shall have the opportunity for a timely textual review of patent filing and prosecution matters related to Composition/Method Invention applications that result from research investigations of this Project.

                            PRODUCT COMMERCIALIZATION

         8. (a) At any time during the Option Period, DAS upon written notice to SOUTHERN, may begin negotiating towards entering into a LICENSE AGREEMENT for the PRODUCT.

            (b) No product based upon the Technology, derivatives thereof, or their use shall be commercialized by DAS or any third party without license from SOUTHERN, except as provided for in Article 5 para. (b).

            (c) Southern BioSystems, Inc. and DAS shall negotiate prior to entering Phase II clinical studies for Southern BioSystems, Inc. to manufacture the PRODUCT for commercial sale. Therefore, at any time prior to completion of Phase I human clinical studies, the parties will use reasonable efforts to negotiate and enter into a definitive supply agreement under which Southern BioSystems, Inc., will manufacture the PRODUCT for DAS. If DAS and Southern BioSystems, Inc., do not enter into a supply agreement or if DAS desires to establish a second manufacturing source for the PRODUCT, DAS may identify a third-party contract manufacturer capable of supplying DAS' PRODUCT requirements. If DAS executes a supply agreement with a third party, SOUTHERN will at DAS' expense assist DAS and such third party in utilizing the Project Technology to manufacture the PRODUCT. Such third party shall be

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

subject to SOUTHERN's reasonable approval and shall agree in writing to be bound by the confidentiality and other relevant provisions of this RESEARCH AGREEMENT.

                                    PUBLICITY

         9. No publication, advertising, or publicity matter having any reference to either DAS or SOUTHERN, expressed or implied, shall be made use of by either party or anyone on behalf of either party, unless and until such matter shall have first been mutually agreed upon in writing.

                                 CONFIDENTIALITY

        10. (a) DAS and SOUTHERN agree that they will exert diligent efforts to ensure their employees, agents, and consultants will not disclose or publish any proprietary information, confidential technical information, or confidential business information (collectively hereinafter referred to as "Information") transmitted to one another for use in the performance of this Project or new information developed by DAS or SOUTHERN in connection with this Project. The confidentiality obligations herein shall not apply to:

                  i. information, that at the time of disclosure, is in the public domain; or

                  ii. information, that after disclosure, becomes available to the public or is lawfully made available to DAS or SOUTHERN by a third party without restrictions as to disclosure; or

                  iii. information that DAS or SOUTHERN can establish by reasonable proof was in their possession at the time of disclosure, or was subsequently and independently developed by employees of DAS or SOUTHERN who had no knowledge of the information disclosed; or

                  iv. information deemed necessary and appropriate by DAS or SOUTHERN to perfect patent rights pursuant to Paragraphs 6 and 7; or

                  v. information that DAS and SOUTHERN mutually agree in writing to release from the terms of this RESEARCH AGREEMENT; or

                  vi. information required to be disclosed by order of a court, other governmental body, or other government regulatory agency in the furtherance of the purposes of the Project, after consultation with the party who owns the Information.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

            (b) DAS' and SOUTHERN's obligation not to disclose or publish shall continue for a period of ten (10) years from the date of this RESEARCH AGREEMENT, at the end of such period the obligation will terminate.

            (c) DAS and SOUTHERN may, in their sole discretion, disclose necessary or appropriate Information to representatives of one or more of its subsidiaries (whether directly or indirectly owned) in order for DAS or SOUTHERN to perform its obligation under this RESEARCH AGREEMENT, provided, however, that such subsidiary and such representatives shall be bound by the terms and conditions of this Paragraph 10 that are applicable to DAS and SOUTHERN. Such obligation not to disclose or publish shall continue in effect for any former such subsidiary and such representatives of DAS or SOUTHERN.

            (d) DAS and SOUTHERN agree that the Information disclosed will not be used to provoke an interference with any patent application that the other party or its employees have filed with respect to Information, and will not be used to amend any claim in any pending patent application to expand the claim to read on, cover or dominate any invention (whether or not patentable) disclosed as Information.

                             LIMITATION OF LIABILITY

         11. Under this RESEARCH AGREEMENT, SOUTHERN is to perform certain research and other work incidental thereto, and is to provide certain counseling, advice, conclusions, and/or recommendations. SOUTHERN will use its professional experience and diligent professional efforts in performing this work. However, SOUTHERN does not represent, warrant, or guarantee that its research results or any products produced therefrom are merchantable or satisfactory for any particular purpose, and there are no warranties, express or implied, to such effect. DAS hereby agrees to release, waive, and forever discharge any demands, claims, suits, or actions of any character against SOUTHERN arising out of or in connection with DAS' acceptance, reliance on, or use of such results in the absence of any negligent or willful act or omission by SOUTHERN in the fulfillment of its activities under this RESEARCH AGREEMENT. In connection with the work performed hereunder, SOUTHERN shall in no event be responsible or liable in contract or in tort for any special, indirect, incidental, or consequential damages such as, but not limited to, loss of product, profits or revenues, damage or loss from operation or nonoperation of plant, or claims of customers of DAS.

                                 INDEMNIFICATION

         12. DAS hereby agrees to indemnify, hold harmless, and defend SOUTHERN and its officers, directors, representatives, agents, and employees from and against any and all demands, claims, suits, or actions of any character presented or brought on account of any injuries, losses, or damages sustained by any person or property in consequence of any act or omission of DAS or its agents, employees, or subcontractors, except for any injuries, losses, or damages that specifically result from the negligence or willful misconduct of SOUTHERN, in the performance of the Project and obligations herein and [* * *]. The foregoing indemnity shall include but not be limited to court costs, attorneys' fees, costs of investigation, costs of defense associated with such demands, claims, suits, or actions.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         During the time that any product, process, service relating to, or developed pursuant to this RESEARCH AGREEMENT is introduced into human trials or is being commercially distributed or sold by DAS or by a licensee, affiliate or agent of DAS, DAS shall make a good faith effort, at no cost to SOUTHERN, to procure and maintain [* * *] insurance in reasonable amount in relation to the nature of the PRODUCT being sold, to the extent that such insurance is available to DAS at a cost reasonably related to the anticipated risks and commensurate with DAS's reasonable assessment of the risk and its ability to respond in damages. Any such [* * *] insurance shall provide (i) [* * *] and (ii) [* * *]. The amounts provided for by such insurance shall not be construed to create a [* * *] under this RESEARCH AGREEMENT.

         DAS shall provide SOUTHERN with written evidence of such insurance or evidence of DAS' attempts to obtain such insurance upon written request of SOUTHERN and shall give SOUTHERN at least [* * *] notice prior to cancellation, non-renewal or material change relating to insurance of which DAS has previously notified SOUTHERN. SOUTHERN agrees that in the event that DAS is unable to obtain such insurance after a good faith effort on commercially reasonable rates in accordance with the anticipated risks and DAS' ability to pay, SOUTHERN will intercede with its insurance carrier to request a waiver or modification of any requirement for such insurance or to obtain assistance for DAS to obtain such insurance.

                                  MISCELLANEOUS

     13. (a) ASSIGNMENT. This RESEARCH AGREEMENT and the benefits and obligations hereunder may not be assigned by a party without the prior written consent of the other party, except

         i.       to an Affiliate, or

         ii. in connection with a merger or consolidation of the party in which such party is not the surviving entity, or a sale of all or substantially all of the assets of the party provided that the successor or purchaser agrees to assume all of the obligations of the party hereunder.

In the event of an assignment under Subsection (ii) of this Paragraph 13(a), the assigning party shall notify the other party in writing of such assignment at least thirty (30) days in advance of its occurrence.

         (b) ENTIRE AGREEMENT. This RESEARCH AGREEMENT and SOUTHERN's Proposal set forth and constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes any and all prior agreements, requests for quotation, quotations, purchase orders, letters of intent and understandings between the parties, and any and all promises, statements, and representations made by either party to the other concerning the subject matter hereof and the terms applicable hereto.

         (c) PARTIES INDEPENDENT. In making and performing this RESEARCH AGREEMENT, the parties are acting and shall act at all times as independent contractors and


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

nothing contained in this RESEARCH AGREEMENT shall be construed or implied to create an agency, partnership, or joint venture relationship between the parties.

         (d) WAIVERS; AMENDMENTS.

         i. The failure of either party to insist upon the performance of any of the terms of this RESEARCH AGREEMENT or to exercise any right hereunder or at law or in equity, or any delay by either party in the exercise of any such right, shall not be construed as a waiver or relinquishment of any such performance or right or of the future performance of any such term or the future exercise of such right, and any effective waiver or relinquishment of any such right must be in writing and signed by a duly authorized officer of the party waiving or relinquishing the right or rights. No waiver or relinquishment of any right granted by either party to the other shall be deemed to be a continuing waiver of such right in the future unless otherwise provided in the waiver.

         ii. This RESEARCH AGREEMENT may not be released, discharged, amended, or modified in any manner except by an instrument in writing that references this RESEARCH AGREEMENT and is signed by a duly authorized officer of each party.

         (e) FURTHER ASSURANCES. Each of the parties shall execute and deliver to, or cause to be executed and delivered to, the other party, such further instruments, or take such other action as may reasonably be requested of it to consummate more effectively the transactions contemplated hereby.

         (f) NOTICE. Any notice or other written communication required or permitted to be made or given hereunder may be made or given by either party to the other party by fax communication to the fax number set forth below and such notice shall be followed up by depositing the same in the mail, certified delivery, return receipt requested, postage prepaid, and addressed to the mailing address set forth below:

         DAS:            Dr. Bertram I. Rowland
                         President and C.E.O.
                         DrugAbuse Sciences, Inc.
                         1420 Southdown Road
                         Hillsborough, CA  94010
                         FAX:  415-548-9258


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         SOUTHERN:       Dr. Thomas R. Tice
                         Director, Pharmaceutical
                          Formulations Department
                         Southern Research Institute
                         2000 Ninth Avenue South
                         Birmingham, Alabama  35205
                         FAX:  205-581-2888

         (g) APPLICABLE LAW; DIVISIBILITY. This RESEARCH AGREEMENT is to be governed by and construed in accordance with the laws of the State of Alabama, United States of America. If, however, any provision hereof in any way contravenes the laws of any state or jurisdiction where this RESEARCH AGREEMENT is to be performed, such provision shall be deemed to be deleted therefrom, and if any term of this RESEARCH AGREEMENT shall be declared by a final adjudication to be illegal or contrary to public policy, it shall not affect the validity of any other terms or provisions of this RESEARCH AGREEMENT.

         (h) HEADINGS. Descriptive headings used herein are for convenience only and shall not affect the meaning or construction of any provision hereof.

         (i) TRANSLATIONS. In the event of an inconsistency between any terms of this RESEARCH AGREEMENT and any translations thereof into another language, the English language meaning shall control.

         (j) FORCE MAJEURE. The untimely performance of any obligation arising hereunder by either party will be excused, and such delay of performance shall not constitute a breach or grounds for termination or prejudice of any rights hereunder, provided that (a) the delay of performance is a result of circumstances or occurrences beyond the reasonable control of the party whose performance is excused hereunder (the "Delaying Event"), and
(b) such party shall (i) immediately resume performance after the Delaying Event is removed and (ii) be reasonably diligent during such Delaying Event in avoiding further delay. Without limiting the generality of circumstances or occurrences that shall constitute a Delaying Event, examples of Delaying Events include, but are not limited to, strikes, shortages of power or other utility services, materials or transportation, acts of government or of God, sabotage, insurrection and civil war. A party whose performance may be affected by a Delaying Event promptly shall give notice to the other party of such Delaying Event and the fact that it intends to rely upon such Delaying Event to excuse its performance under this RESEARCH AGREEMENT.

         (k) AGREEMENT UNDER SEAL. This RESEARCH AGREEMENT is intended to be under the seal of all parties hereto and to have the effect of a sealed instrument in accordance with the law.

         (l) COUNTERPARTS. This RESEARCH AGREEMENT may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

    IN WITNESS WHEREOF, the parties hereto have caused this RESEARCH AGREEMENT to be duly executed, on the date written above.

SOUTHERN RESEARCH INSTITUTE               DRUG ABUSE SCIENCES, INC.

By:     /s/ G.E. Dwyer                    By:    /s/ Bertram Rowland
     -------------------------------           -------------------------------

Name:  G.E. Dwyer                         Name:  Bertram Rowland
      ------------------------------            ------------------------------

Title:  Chief Executive Officer           Title:  President
       -----------------------------             -----------------------------


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT A

                               PRODUCT DESCRIPTION

                                     [* * *]
                 FORMULATION FOR 1-MONTH DELIVERY OF NALTREXONE

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT B

                         PATENTS AND PATENT APPLICATIONS

A.  COMPOSITION/METHOD INVENTION PATENT APPLICATIONS

U.S. PATENT NUMBER:   4,897,268

TITLE:         Drug Delivery System and
                   Making the Same

AND ANY U.S. CONTINUATION(S), CONTINUATION(S) IN PART, OR DIVISIONALS

AND ANY FOREIGN COUNTERPART OF THE ABOVE.

B.  PROCESS INVENTION PATENT APPLICATIONS

U.S. PATENT NUMBER:   5,407,609

TITLE:        Improved Encapsulation Process
                  and Products Therefrom

AND ANY U.S. CONTINUATION(S), CONTINUATION(S) IN PART, OR DIVISIONALS

AND ANY FOREIGN COUNTERPART OF THE ABOVE.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT C

                                PROPOSAL P96.417

                          Development of an [* * *]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

PROPOSED LICENSE TERMS

GRANT

    The grant shall be a world-wide royalty bearing license under patents, technology, and knowhow to practice PRODUCT.

ROYALTY

    The royalty shall be in the range of [* * *] of the net sales price, based on the uniqueness of the PRODUCT, the scope of patent protection, the payment of other royalties, the size of the market, the extent of anticipated competition, the competitiveness of the competitive products, the potential for return on investment for DAS, and such other considerations which are normally pertinent in the determination of royalty. A reasonable [* * *] royalty will be included, based on the base royalty, which [* * *] is to [* * *] from the [* * *].

TERMINATION

    The license shall be terminable at will by DAS, shall automatically terminate in each jurisdiction in which a licensed patent exists at the termination of the enforceability of the patent, and shall terminate in all other jurisdictions 8 years from the first commercial sale, at which time DAS will have a paid up license in such jurisdiction. Termination shall not affect those terms which are intended to survive the termination of the Agreement. SOUTHERN may only terminate for material breach.

OTHER TERMS

    The agreement shall include Alabama as the choice of law, an arbitration clause, usual reporting and payment of royalty schedule, diligence requirement, indemnification, and such other terms which are common to a license.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.